UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 4, 2008
                                                          --------------

                                 CopyTele, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-11254                                            11-2622630
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(Commission File Number)                       (IRS Employer Identification No.)


  900 Walt Whitman Road, Melville, NY                             11747
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (631) 549-5900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in
                ------------------------------------------------------------
                Fiscal Year.
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On August 4, 2008, the Board of Directors of CopyTele, Inc. (the "Company")
amended the Company's By-Laws to (i) decrease the number of directors constituting the entire Board from five to four and to further provide that the Board may increase or decrease the number of directors constituting the entire Board to not less than three directors nor more than five directors and (ii) to clarify the duties and responsibilities of the officers of the Company. A copy of the Company's By-laws, as amended and restated, is filed with this report as
Exhibit 3.2.


Item 9.01       Financial Statements and Exhibits.
                ----------------------------------

     (c)        Exhibits.

                3.2     Amended and Restated By-Laws of CopyTele, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COPYTELE, INC.

Date: August 8, 2008                  By: /s/ Denis A. Krusos
                                          -------------------
                                          Denis A. Krusos
                                          Chairman of the Board and Chief
                                          Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.                     Description
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3.2                     Amended and Restated By-Laws of CopyTele, Inc.



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